October 31, 2007

DREYFUS PREMIER STOCK FUNDS DREFUS PREMIER INTERNATIONAL SMALL CAP FUND

Supplement to Statement of Additional Information Dated August 1, 2007

     The following information supplements and supersedes any contrary information in the fund’s Statement of Additional Information.

At a meeting of the fund’s Board of Trustees held on October 30, 2007, the Board approved the re-opening of the fund to new investment accounts effective December 1, 2007 without condition.

Accordingly, the paragraph in the section entitled “How to Buy Shares,” in reference to the fund closing, is hereby deleted.